UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 27, 2006
PIXELWORKS, INC.
(Exact name of registrant as specified in its charter)

OREGON	000-30269	91-1761992
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
8100 SW Nyberg Road
Tualatin, Oregon 97062
(503) 454-1750
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PIXELWORKS, INC. AND SUBSIDIARIES

Item 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 31, 2006, Pixelworks, Inc. (the “Company”) issued a press release announcing financial results for the three months and year ended December 31, 2005. The press release contains forward-looking statements regarding the Company, and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The press release issued January 31, 2006 is furnished herewith as Exhibit No. 99.1 to this Report, and shall not be deemed filed for purposes of Section 18 of the Exchange Act.

Item 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF OFFICERS

On January 27, 2006, Jeffrey B. Bouchard, the Company’s Vice President, Finance and Chief Financial Officer, tendered his resignation, effective February 10, 2006. Hans Olsen, Chief Operating Officer, has been appointed acting Chief Financial Officer.

A press release issued January 31, 2006 to announce the resignation is filed herewith as Exhibit No. 99.2 to this Report.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

99.1 Press Release issued by Pixelworks, Inc. dated January 31, 2006.
99.2 Press Release issued by Pixelworks, Inc. dated January 31, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PIXELWORKS, INC. (Registrant)
	By	/s/ Jeffrey B. Bouchard
Date: January 31, 2006		Jeffrey B. Bouchard
Vice President, Finance and Chief Financial Officer